SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   _______

                                  FORM 8-K

                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   June 15, 1996


                      GS Mortgage Securities Corporation II
                      (as Seller under the Pooling and
             Servicing Agreement dated as of March 1, 1996,
            providing for the issuance of Commercial Mortgage
               Pass-Through Certificates, Series 1996-PL)





             (Exact Name of Registrant as Specified in Charter)



Delaware                33-99774               22-3442024
(State or Other         (Commission            (IRS Employer
Jurisdiction of         File Number)           Indentification No.
Incorporation





 85 Broad Street
 New York, New York
(Address of Principal Executive Offices)          10004
                                                 (Zip Code)



Registrant's telephone number including area code  (212)902-1000









Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits


(c) Exhibits.

            Attached as exhibits are the following monthly reports made available by State Street Bank and Trust Company, the Trustee, for the June 15, 1996 distribution date.

            Exhibit 1.       Trustee Payment Statement to
                             Certificateholders

            Exhibit 2.       Mortgage Loan Characteristics Reports

































                          SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       GS Mortgage Securities Corporation II
                                   (Registrant)


                       By:  State Street Bank and Trust
                            Company as Trustee for
                            GS Mortgage Securities Corporation  II



Date:  June 15, 1996    By: /s/ James H. Byrnes
                           --------------------------------
                            Name:  James H. Byrnes
                            Title: Assistant Vice President








                                EXHIBIT INDEX




The following exhibits are being filed herewith:


EXHIBIT NO.            DESCRIPTION

1.                     Trustee Payment Statement to
                       Certificateholders

2.                     Mortgage Loan Characteristics Reports